Investment Risks	Dec. 02, 2025
CYBER HORNET S&P 500(R) | Risk Nondiversified Status [Member]
Prospectus [Line Items]
Risk [Text Block]

The following is added to the “PRINCIPAL RISKS” section of the Fund Summary and the “Principal Risk Factors” section beginning on page 4 of the Prospectus:

Non-diversification risk. Because the Fund seeks to closely track the composition of the Index, from time to time, more than 25% of the Fund’s total assets may be invested in issuers representing more than 5% of the Fund’s total assets due to an Index rebalance or market movement, which would result in the Fund being non-diversified under the Investment Company Act of 1940. The Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks, or even a single stock, and the Fund’s shares may experience significant fluctuations in value.